SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                 --------------


                                    FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     Date of Report: January 5, 1998



                           PACIFIC SECURITY COMPANIES
                        -------------------------------
                         (Exact name of the registrant
                         as specified in its charter.)


                                   Washington
                        --------------------------------
                          (State or other jurisdiction
                               of incorporation)


                                     0-6673
                        --------------------------------
                            (Commission File Number)


                                   91-0669906
                        --------------------------------
                           (IRS Employer I.D. Number)


                                N. 10 Post Street
                               525 Peyton Building
                            Spokane, Washington 99201
                        --------------------------------


                                 (509) 624-0183
                        --------------------------------
                         Registrant's telephone number,
                               including area code


                                       N/A
                        --------------------------------
                        (Former name or former address,
                          if changed from last report)

     ITEM 5. Other Events
     --------------------

     On January 5, 1998, in connection with pending litigation between the Company and all of the Company's officers and directors ("the Company") and certain minority shareholders of the Company, who are children of Wayne E. Guthrie, the Company's Chief Executive Officer and largest individual Company common shareholder ("the Minority Shareholders"), the Company agreed to settle all claims of the Minority Shareholders and redeem all Company common shares held by the Minority Shareholders by paying approximately $317,000 in cash, distributing Company real property with an agreed-upon value of approximately $644,000 and the issuance of notes payable, bearing interest at 7% per annum, aggregating approximately $729,000. The Company acquired 408,419 of its common shares pursuant to this agreement, which were retired. In addition, the Company obtained a covenant not-to-compete for five years from one of the Minority Shareholders in return for the issuance of a $125,000 note payable bearing interest at 7% per annum. Concurrently, certain Company officers and directors issued notes payable aggregating approximately $236,000 to one of the Minority Shareholders. In connection with the settlement, the Company also agreed to reimburse the Minority Shareholders for legal costs aggregating $150,000.

     As a result of the settlement, the Minority Shareholders and the Company agreed to mutually release all parties from any and all claims whatsoever past, present and future, and the Minority Shareholders terminated all outstanding claims against the Company.

     In January 1998, Mr. Wayne E. Guthrie repaid approximately $200,000 owing to the Company, which had been collateralized by Company preferred stock held by Mr. Guthrie. Concurrently, the Company redeemed and retired 2,000 shares of its preferred stock held by Mr. Guthrie at face value of $200,000 for cash.



     ALL OTHER ITEMS HAVE BEEN EXCLUDED FROM THIS FORM 8-K AS THEY ARE NOT APPLICABLE.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       PACIFIC SECURITY COMPANIES


     Date: January 20, 1998         /s/Wayne E. Guthrie
                                       -----------------------------------
                                       Wayne E. Guthrie, President